   As filed with the Securities and Exchange Commission on February 6, 2001.
                                                       Registration No. 333-___.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                                ZIXIT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                Texas                                                               75-2216818
    (State or other jurisdiction                                                (I.R.S. Employer
  of incorporation or organization)                                            Identification No.)

                                                                                  Steve M. York
2711 N. Haskell Road, Suite 2850, LB 36                               2711 N. Haskell Road, Suite 2850, LB 36
      Dallas, Texas 75204-2911                                                Dallas, Texas 75204-2911
   (Address, including zip code,                                                  (972) 702-7055
   of principal executive offices)                                    (Name, address, including zip code,
                                                                     and telephone number, including area
                                                                          code, of agent for service)

                 ZIXIT CORPORATION 1995 LONG-TERM INCENTIVE PLAN

                            (FULL TITLE OF THE PLAN)

                                   ----------

                                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
  TITLE OF EACH CLASS            AMOUNT             PROPOSED MAXIMUM       PROPOSED MAXIMUM           AMOUNT OF
     OF SECURITIES                TO BE              OFFERING PRICE            AGGREGATE            REGISTRATION
    TO BE REGISTERED          REGISTERED(1)           PER SHARE(2)         OFFERING PRICE(2)            FEE(2)
----------------------------------------------------------------------------------------------------------------------
 Common Stock, $.01           825,000 Shares              $12.66               $10,444,500             $2,611.13
     par value
----------------------------------------------------------------------------------------------------------------------

(1) Securities being registered consist of 825,000 shares issuable upon exercise of options under the ZixIt Corporation 1995 Long-Term Incentive Plan (the "1995 Plan") as of February 6, 2001, and, pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), any additional shares of Common Stock that may be issuable pursuant to the anti-dilution provisions of the 1995 Plan.

(2) Estimated in accordance with Rules 457(c) and 457(h) of the Securities Act solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the Common Stock as quoted on the NASDAQ National Market System on February 5, 2001, which was $12.66.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


EXPLANATORY NOTE: Except for the Items included herein, pursuant to General Instruction E of Form S-8, the contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-65061), including the Exhibits thereto (the "1995 Plan's First Registration Statement"), are incorporated herein by reference. This Registration Statement is registering shares of Common Stock issuable pursuant to the 1995 Plan that are in addition to those shares registered under the 1995 Plan's First Registration Statement and the second Registration Statement on Form S-8 (Registration No. 333-06507).

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 8.  EXHIBITS.

         The Exhibits to this Registration Statement are listed in the Index to Exhibits on page II-4 of this Registration Statement, which Index is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on February 6, 2001.


                                ZIXIT CORPORATION


                                  By:  /s/ Steve M. York
                                       -----------------------------------------
                                       Steve M. York
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer

                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints David P. Cook and Steve M. York, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for and in the name, place and stead of the undersigned, in any and all capacities to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, any and all amendments and exhibits to this Registration Statement, any and all supplemental registration statements (including post-effective amendments), and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby or the transactions contemplated herein.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                             TITLE                          DATE
        ---------                             -----                          ----
/s/ David P. Cook                   President, Chief                   February 6, 2001
---------------------------         Executive Officer and
(David P. Cook)                     Director (Principal Executive
                                    Officer)

/s/ Steve M. York                   Senior Vice President,             February 6, 2001
---------------------------         Chief Financial Officer
(Steve M. York)                     and Treasurer (Principal
                                    Financial and Accounting
                                    Officer)

/s/ H. Wayne Huizenga               Vice Chairman and Director         February 6, 2001
---------------------------
(H. Wayne Huizenga)

/s/ Michael E. Keane                Director                           February 6, 2001
---------------------------
(Michael E. Keane)

/s/ James S. Marston                Director                           February 6, 2001
---------------------------
(James S. Marston)

/s/ Jeffrey P. Papows               Chairman and Director              February 6, 2001
---------------------------
(Jeffrey P. Papows)

/s/ Antonio R. Sanchez, Jr.         Director                           February 6, 2001
---------------------------
(Antonio R. Sanchez, Jr.)

/s/ Dr. Ben G. Streetman            Director                           February 6, 2001
---------------------------
(Dr. Ben G. Streetman)

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
4.1      1995 Long-Term Incentive Plan of the Registrant (Amended and Restated
         as of September 20, 2000). Filed under Exhibit 10.3 to the Registrant's
         Quarterly Report on Form 10-Q for the quarterly period ended September
         30, 2000, and incorporated herein by reference.

5.1* Opinion of Ronald A. Woessner as to the validity of the securities being registered.

23.1*    Consent of Ronald A. Woessner (included in Exhibit 5.1).

23.2*    Consent of Ernst & Young LLP.

24.1*    Power of Attorney (included in Part II of this Registration Statement).

----------
*Filed electronically herewith.